                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A
                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) September 1, 1998


                             WESTCO BANCORP, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)

      Delaware                     0-19985                      36-3823760
      --------                     -------                      ----------
(State or other                  (Commission                   (IRS Employer
juridiction of                    File Number)               Identification No.)
incorporation or
organization)

             2121  South Manheim Road,  Westchester,  Illinois 60154
             -------------------------------------------------------
                   (Address of principal executive offices)

                                (708) 865-1100
                                --------------
              (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
          (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

      This Form 8-K/A is being filed to amend the Form 8-K filed by Westco Bancorp, Inc. on August 24, 1998, in order to reflect an amendment to the definitive merger agreement that was described in the original report.

      On September 1, 1998, Westco Bancorp, Inc. announced that it has agreed with MAF Bancorp, Inc. to amend the terms of the previously announced merger agreement pursuant to which MAF Bancorp, Inc. is to acquire Westco Bancorp, Inc. The amendment reflects a change in accounting treatment for the merger which will be accounted for as a purchase transaction rather than as a pooling of interests. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference.

      Westco Bancorp also announced that its Board of Directors approved a stock repurchase plan under which the company is authorized to repurchase up to 150,000 shares of its common stock.

                          Forward-Looking Information
                          ---------------------------

Statements contained in or incorporated by reference in this report that are not historical facts may constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) inability to realize cost savings from the merger to the full extent expected or within the expected time frame; (2) lower than expected revenues following the merger; (3) inability of MAF or Westco to complete the announced stock repurchase programs within the contemplated timeframe or stock price ranges; (4) significant increases in competitive pressures among depository institutions; (5) higher r than expected costs or difficulties related to the integration of the business of Westco; (6) changes in the interest rate environment that result in reduced interest rate margins; (7) deterioration of general economic conditions, either nationally or in the Company's market area; and (8) adoption of legislation or regulatory changes that adversely affect the business of the combined company.

Item 7(c).  Exhibits.
            --------

Exhibit 99.1  Press Release dated September 1, 1998

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WESTCO BANCORP, INC.



Date:  September 4, 1998                  By: /s/  Richard A. Brechlin
                                              ------------------------
                                              Richard A. Brechlin
                                              Executive Vice President, Chief
                                                Financial Officer and Treasurer